e$$/TARGET=[.exc]



                    Exhibit 99.3 - Asset Transfer Agreement
                    ------------

                            ASSET TRANSFER AGREEMENT

     ASSET TRANSFER AGREEMENT (the "Agreement") dated as of June 5, 1998, by and between 3D OPEN MOTION, LLC, a Delaware limited liability company, having its principal place of business at The Mill, 73 Princeton Street, North Chelmsford, MA 01863 (the "Company"), and Spacetec IMC Corporation, a Massachusetts corporation, having its principal place of business at The Boott Mills, 100 Foot of John Street, Lowell, Massachusetts ("SIMC").

                                    RECITALS

     WHEREAS, SIMC has been involved in the conception, design, research and development of a body of 3D enabling software technologydesigned to be a platform and graphics independent Application Programmer's Interface and related specific Software Development Kits that will allow faster and easier creation, storage, retrieval, editing and invoking of 3D motion and 3D interactive motion control capabilities, all as set forth in EXHIBIT 1 of this Agreement (the
                                          ---------
"OpenMotion Technology"), but has not as yet brought this technology to commercial viability.

     WHEREAS, SIMC has decided to focus its energies and efforts on developing and growing its core 3D controllerand related software business and therefore has decided to divest itself of its OpenMotion Technology.

     WHEREAS, the Company has been established for, among other things, the purpose of acquiring the OpenMotion Technology and certain other assets from SIMC in order to continue the development and eventual commercialization of the OpenMotion Technology.

     WHEREAS, both SIMC and the Company are desirous of entering into a mutually binding Business Cooperation Agreement setting forth the terms of their business relationship.
                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1.  CONTRIBUTION OF ASSETS AND ASSUMPTION OF LIABILITIES.

     (a) Contribution of Assets. SIMC agrees that, at the Closing, SIMC shall assign, transfer and deliver to the Company those assets and properties set forth below:


                                                                   June 17, 1998

          (i) all patents, patent applications, all patentable ideas, invention disclosures, proprietary rights, service marks, trademarks (whether registered or unregistered), and associated goodwill, trade names, trademark applications, trade rights, trade secrets, designs, plans, blueprints, drawings, computer programs, content, and other computer software, specifications, manuals, technical documents, quality documents, customer lists, process sheets, logos, copyrights (whether registered or unregistered), copyright applications, moral rights and design rights, know-how, methods, concepts, technology, inventions relating solely to the OpenMotion Technology and such other specific intellectual property rights to the software set forth in EXHIBIT 2 hereto; and all drawings,
                                  ---------
     schematics, records, licenses, and confidential or proprietary information related to any of the foregoing; provided, however, that SIMC retains the rights to such general purpose motion models comprising (A) procedural motions and motions synthesized by mathematical formulae, (B) interactive motions and motions that are controlled or directed normal by an interactive input device, such as the Spaceball, keyboard or mouse and
     (iii) application programming interfaces supporting (A) and (B) above;

          (ii) all computer and office equipment, other tangible personal property, books, records, files, data, graphs, charts, specifications, diagrams, assessments, reviews, instructions, manuals, marketing and advertising materials, papers, plans, reports, budget forecasts and analysis, schedules, charts and other written material of every kind, and any electronic, film, microfilm, microfiche or computerized form of any of the foregoing items, wherever located, relating solely to the OpenMotion Technology and the equipment and other tangible personal property set forth on EXHIBIT 2.
        ---------

The foregoing are referred to as the "Transferred Assets."

     (b) Liabilities Retained by SIMC. The Company shall not assume nor agree to pay, perform or discharge, and SIMC shall solely retain and be responsible for paying and discharging, all liabilities or obligations of SIMC, whether disclosed, undisclosed, direct, indirect, absolute, contingent, secured, unsecured, accrued or otherwise, pertaining to the Transferred Assets prior to the date hereof. The Company shall be solely responsible for paying and discharging all liabilities or obligations, whether disclosed, undisclosed, direct, indirect, absolute, contingent, secured, unsecured, accrued or otherwise, pertaining to the Transferred Assets arising on or after the date hereof.

2.  ISSUANCE OF SHARES; DELIVERY OF TRANSFERRED ASSETS.

     (a) Issuance of Shares. In exchange for the Transferred Assets, the Company shall issue to SIMC 20,000 Series B Preferred Shares.


                                                                   July 17, 1998

     (b) Delivery of the Transferred Assets.

           (i) At the Closing, subject to the terms and conditions of this Agreement, SIMC shall contribute, transfer, assign and deliver to Company all of SIMC's right, title and interest in and to the Transferred Assets.

           (ii) The contribution, transfer, assignment, and delivery of the Transferred Assets by SIMC to the Company shall be effected by the execution and delivery of an assignment of patents, trademarks and copyrights substantially in the form attached hereto as EXHIBIT 3 and such
                                                             ---------
     other documents and instruments of transfer and assignment, in form and substance reasonably satisfactory to counsel for the Company, as shall be necessary to contribute, transfer, and assign to, and to vest in, the Company, good and marketable title to the Transferred Assets.

3.  SIMC'S REPRESENTATION AND WARRANTIES.
SIMC makes the following representations and warranties to the Company as of the
Closing:

           (a) Organization and Good Standing. SIMC is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has full corporate power and authority to own and transfer the Transferred Assets and to carry on its business as presently conducted.

           (b) Authorization; No Violations. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly authorized by the Board of the Company. This Agreement constitutes a legal, valid and binding obligation of SIMC enforceable against SIMC in accordance with its terms. The execution and delivery of this Agreement by SIMC and the performance by SIMC of the transactions contemplated by this Agreement do not and will not conflict with or result in a violation, breach or termination of, or default under any term or provision of the corporate charter or bylaws of SIMC.

          (c)  Title to Assets.  Except as set forth on EXHIBIT 4 SIMC has good,
                                                        ---------
     merchantable and marketable title to all of the Transferred Assets set forth on EXHIBIT 4 hereto.
              ---------


                                                                   July 17, 1998

           (d) Intellectual Property Representations. To the knowledge of SIMC, prior to the date hereof, SIMC has not been informed in writing that those portions of the OpenMotion Technology developed by SIMC personnel do not infringe upon the United States patent, copyright or trademark rights of any third party, nor do such portions misappropriate the trade secret rights of any third party. SIMC has not undertaken any independent investigation of the validity or lack of infringement of the intellectual property rights of the Transferred Assets.

     SIMC TRANSFERS ITS INTEREST IN AND TO THE OPEN MOTION TECHNOLOGY AND SUCH OTHER INTELLECTUAL PROPERTY RIGHTS SET FORTH IN EXHIBIT 2 HERETO "AS IS"
                                                     ---------
     AND MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND OTHER THAN AS SET FORTH IMMEDIATELY ABOVE.

          (e) Investment Representations. SIMC has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof. It has had an opportunity to discuss the Company's business, management and financial affairs with Company management and it believes it has received all the information necessary or appropriate for deciding whether to invest in the Series B Preferred Shares. The Series B Preferred Shares being issued to SIMC are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution thereof. SIMC understands that (i) the Series B Preferred Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.

4. THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to SIMC, as of the Closing, that (a) the Company is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to conduct its business, to admit shareholders to the Company, and to issue the Series B Shares, and (b) all action required to be taken by the Company as a condition of the issuance of the Series B Preferred Shares and admittance of SIMC as a member of the Company has been taken.

5. CLOSING. The closing (the "Closing") of the transactions contemplated hereby shall take place on June 5, 1998 or on such other date as shall be mutually agreed (the "Closing Date") at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110. At the Closing (a) SIMC shall effect and evidence transfer of it s


                                                                   July 17, 1998
interest in the Transferred Assets to the Company by means of an assignment of patents, trademarks and copyrights substantially in the form attached hereto as
EXHIBIT 3 and such other assignments, acts and assurances as may be reasonably
---------
requested by the Company, for the complete transfer to, and vesting in the Company of the interest held by SIMC in the Transferred Assets and (b) the Company shall deliver to SIMC fully executed copies of this Agreement, the Operating Agreement of the Company and the Share Contribution Agreement.

6.  OTHER AGREEMENTS

          (a) Former SIMC Employees and Consultants. Each of the employees (individually, an "Employee") and the consultant (the "Consultant") identified in EXHIBIT 5 has, in the case of each Employee, submitted his
                   ---------
     resignation to SIMC and, in the case of the Consultant, terminated his consulting agreement with SIMC, concurrently with the execution of this Agreement. In connection therewith, SIMC has released each Employee and Consultant from his non-disclosure obligation as set forth in the Confidentiality and Non-Disclosure Agreement between such individual and SIMC as it relates to the OpenMotion Technology and the Company's Core Business.

           (b) Michelangelo. The demonstration software and user interface code-named "Michelangelo" is included within the Transferred Assets, however SIMC shall retain an undivided one-half co-ownership of the copyright in such materials.

           (c) Delivery and Deletion of Files and Data. SIMC agrees that after the date hereof, it shall not retain any copies, whether in tangible or digital form, of any of the materials referred to in Paragraph 1(a) hereof. In connection therewith, SIMC shall, on or before the date hereof, remove all such materials from its servers and databases.

7. FURTHER ASSURANCES. From and after the Closing, SIMC agrees that it shall, as long as it is legally and otherwise able to do so, and without further consideration and at any time upon the reasonable written request of the Company, and at the Company's expense, take, execute, acknowledge and deliver all such further documents, assignments, transfers, consents and agreements as may be reasonably required to carry out the transactions contemplated by this Agreement.

8. ARBITRATION AND DISPUTE RESOLUTION. Any dispute, controversy, cause of action or claim arising out of or in connection with this Agreement shall be determined and settled by arbitration in Boston, Massachusetts, pursuant to the rules then in effect of the American Arbitration Association. Any award rendered shall be final and conclusive upon the parties and a judgment thereon may be entered in a court having competent jurisdiction. The party submitting such dispute shall request the American Arbitration Association to (i) appoint at least two arbitrators who are knowledgeable in


                                                                   July 17, 1998
and familiar with the industry of SIMC and Company and who will follow substantive rules of law; (ii) allow for the parties to request discovery pursuant to the rules then in effect under the Federal Rules of Civil Procedure for a period not to exceed thirty (30) days; and (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision. The parties shall request that any dispute shall be resolved within 60 days of the appointment of the arbitrators. All costs and expenses, including attorney's fees, of all parties incurred in any dispute which is determined and/or settled by arbitration pursuant to this Section shall be borne by the party determined to be liable in respect of such dispute; provided, however, that if complete liability is not assessed against any one party, the parties shall share the total costs in proportion to their respective amounts of liability so determined. Except where clearly prevented by the area in dispute, both parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved.

9. COSTS AND EXPENSES. Each party shall bear and be responsible for their own attorneys' fees, accountants' fees, broker's fees and expenses incurred by them in the preparation, negotiation and execution of this Agreement and all related documents and the acquisition and sale of the Transferred Assets.

10. NOTICES. All notices or communications required or permitted hereunder shall be in writing and sent (i) postage prepaid, by first-class mail, (ii) by electronic facsimile transmission, or (iii) by overnight courier service to the party entitled thereto.

11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns or nominees.

12. MISCELLANEOUS. This Agreement shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts. All written and oral understandings and agreements heretofore made between the parties hereto with respect to the transactions contemplated hereby are merged into this Agreement, and this Agreement reflects all the understandings of the parties with respect to such transactions and supersedes all prior written and oral agreements and understandings. This Agreement cannot be modified, extended or amended except by written agreement signed by the respective parties hereto. This Agreement may be executed in two or more counterparts, and each counterpart, when so executed and delivered, shall constitute a complete and original instrument. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement. Captions or titles of sections are inserted for convenience only; they do not define, limit or extend the scope or intent of this Agreement or any of the provisions thereof.


                                                                   July 17, 1998

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              3D OPEN MOTION, LLC



                              By:   /s/ Dennis T. Gain
                                ----------------------
                              Name:  Dennis T. Gain
                              Title:    President

                              SPACETEC IMC CORPORATION



                              By:  /s/  C. Raymond Boelig
                                   ----------------------
                              Name:  C. Raymond Boelig
                              Title:   President & Chief Operating Officer


                                                                   July 17, 1998

                                                                       EXHIBIT 1
                                                                       ---------

      [INSERT OPEN MOTION DEFINITION FROM BUSINESS OPPORTUNITY AGREEMENT]

























July 17, 1998

                                                                       EXHIBIT 2
                                                                       ---------

OPEN MOTION COMPUTER & OFFICE EQUIPMENT SCHEDULE

GEORGES GRINSTEIN
        Dell Computer
        CPU: Pentium II
        MHZ: 300
        HD: 6 GIG
        CD ROM Speed: 28
        Monitor Name:   Dell Trinitron
        Size of Monitor:  17"
        Video Card:  Matrox Millennium
        Other Equipment: Mouse, Speakers, HP LaserJet 4V
        Laptop Computer:
        IBM 760 166 MHz
                D ROM
                Additional Memory = 32MEG RAM
                Quantum Big Foot Hard Drive 6.4 GIG

JEFF LEGER
        Computer SN: 2034
        CPU:  Pentium
        MHZ: 133
        HD:  2 GB
        CD ROM Speed: 4X
        Floppy: 3 1/2
        Monitor Name: Mag
        Size: 17"
        Serial Number: MH4344005558
        Video Card: Diamond Stealth 64


DAVID SOUTHARD

        Computer SN: IRIS
        CPU:  P5 MMX
        MHZ:  200
        HD: 4.0G
        CD ROM Speed: 15X
        Floppy: 1.44 MB
        Monitor Name: Panasonic Panasync S17
        Size: 17"
        Serial Number: FC7150890
        Video Card: Matrox Millennium 4 MB
        Controller:  Spaceball 3003 SN: 0897078116
        Other Equipment: Juster DC-691 Speakers

BOOKS   Succeeding with the Booch and OMT methods B
        Object Solutions B
        UML and C++ B
        Art of 3D Computer Animation and Imaging B

J.P. LEE

        Computer Serial Number: HERA
        CPU: Pentium P-200
        MHZ 200 MMX
        HD: 2 GB
        CD ROM Speed: 15X
        Floppy: 3  1/2- 1.44 MB
        Monitor Name: Panasonic
        Size: 17"
        Serial #: FC7150821



                                                                  June 17, 1998

        Video Card: Matrox Millennium
        Speakers: Juster Speakers

BOOKS   Software Reuse B
        Object Oriented Design Mgmt. B
        Dynamics of Software Development B
        Succeeding W/ Booch & OMT B
        Object Solutions: Managing the OO Project B
        Large Scale C++ SW Design B
        Intro to the PSP B

BACK CUBICLE

        Computer Serial #:
        CPU: Pentium
        MHZ: 166
        HD: 2.0 GB
        CD ROM Speed: 8X
        Floppy: 3 1/2
        Monitor Name: Panasonic
        Size: 17"
        Serial #: FB7150583
        Video Card: Diamond Stealth 64


MARJAN TRUTSCHL

        Computer Serial #:
        CPU: P-166
        HD: 2 GB SCSI
        Monitor Name: Panasonic
        Size: 17"
        Serial #: FB7150586
        Video Card: Diamond Stealth 64 Card
        Controller: SCSI -Adaptec 2940


SOFTWARE/BOOKS

        Graphic Programming in C B
        Active X Controls B
        MFC Programming    B
        Visual C++ How ToLarge Scale C++ Dev.  B
        3D Graphics for Win 95 B
        Direct 3D   B
        Direct Draw B
        Visual C++ 4.0 B
        Programming Win 95 B
        Visual C++ 5.0 B
        SuperCede 1.2 SW
        Corel WP Office Suite 7 SW
        Corel WP Suite 8 SW
        The Incredible Machine SW


BRAD MACPHERSON

        Computer Serial Number: D709BJS30172
        CPU: Dual Pentium Pro
        MHZ: 200
        HD: 2GB
        Monitor Name: Compaq Presario
        Size: 17"
        Serial #: 716CD02DB287
        Video Card: Diamond Fire GL
        Printer: HP DeskJet 400
        Serial # MY6641E0J7
        Controller: Spaceball 3003, SpaceOrb 360



                                                                   June 17, 1998

        Other Equipment: Wacom Tablet (2) Mac & PC
        Video Camera and Tripod


2ND WORKSTATION

        SN:  Power Computing Power Tower 166,  1320993
        CPU: Mac
        MHZ: 166
        HD: 2GB
        Jaz Drive 1GB
        Monitor Name: MAG Inovision
        Size 17"
        Serial #: MH4334045629
        Video Card: Micro Motion DC20


3RD WORKSTATION

        Computer Serial # 6709BMX2D215, Compaq Presario
        CPU: Pentium W/ MMX
        MHZ: 200
        HD: 8MB
        CD ROM Speed 16X
        Monitor Name: Compaq Presario
        Size: 17"
        Serial #: 716CD02DB297


SOFTWARE

        3D Studio Max R2 SW
        Macromedia Director 6 SW
        True Space 3 SW
        True Space 2 SW
        DeBabelizer Pro SW
        Adobe PhotoShop SW
        Adobe Illustrator SW
        Lightwave SW
        Simply 3D SW
        Kai's Power GOO SW
        Bryce 2 SW
        Norton Utilities SW
        Math Journey SW


ADDITIONAL SOFTWARE AND BOOKS

        Rational Rose (3) Complete boxed sets with manuals,
         updates & Support SW
        Soda (1) Boxed set with docs. SW
        Requisite Pro (1) Boxed sets with docs. SW
        Rogue Wave Tool.h++ (1) Boxed set with docs. SW
        Microsoft Visual Studio 97 SW
        Visual C++ 5.0 SW
        Enterprise Edition SW
        Microsoft Source Safe Client SW
        MS Windows 95 SW
        McAfee Virus Scan SW
        Succeeding with the Booch and OMT methods B
        Object Solutions B
        UML and C++  B
        Art of 3D Computer Animation and Imaging  B
        Cutting Edge 3D Game Pro B
        Remembering the Future B
        MS Project 98 Step by Step B
        Game Developers Marketplace B
        Interactivity in Action B
        Oddworld Games SW



                                                                   June 17, 1998

        Uninstaller 4.5 SW
        Virtual Springfield SW
        Temujin SW
        Connie and Bonnie's Birthday SW
        Animaniacs Game Pack SW
        Gettysburg SW
        Nu-Graf SW
        Viewpoint Data Shop SW
        Game Programming Kit SW
        Vis Toolkit Object Orientation B
        Rapid Development B
        HT Run Success Projects B
        Supercede Java Edition SW
        Java in a Nutshell B
        Java Companion Books B
        Windows Annoyances B
        PAX Imperia SW
        Riven SW
        Tomb Raider SW
        Outlaws SW
        Screamers SW
        CGDC CD ROM B
        CGDC Proceedings B
        Complete Set of Quake Videos (MISSING)
        Intro to the personals B
        Software Re-Use Architecture B
        Object Oriented Design Measure B
        Object Oriented Software Metrics B

ADDITIONAL OFFICE FURNITURE

        All Office Furniture: desks, bookcases, tables, corkboards, desk lamps, chairs, whiteboards, partitions.



                                                                   June 17, 1998

                                                                       EXHIBIT 3
                                                                       ---------


                ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS


   WHEREAS, pursuant to an Asset Transfer Agreement dated as of   June 5, 1998
(the "Asset Transfer Agreement") Spacetec IMC Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts ("SIMC") is transferring such right, title and interest that it may have in and to certain (i) United States patents and applications as specified in Schedule A
                                                                      ----------
attached hereto and made a part hereof (the "PATENT RIGHTS"); (ii) trademark registrations and trademark applications, as specified in Schedule B attached hereto and made a part hereof (the "TRADEMARKS"); and (iii) copyright applications or registrations, as specified in Schedule C attached hereto and made a part hereof (the "COPYRIGHTS") (together, the Patent Rights, Trademarks and Copyrights, the "RIGHTS");

   WHEREAS, 3D OPEN MOTION, LLC, a limited liability corporation organized and existing under the laws of the State of Delaware (the "COMPANY") has acquired such right, title and interest in and to certain assets and properties owned by SIMC, including the Rights pursuant to an Asset Transfer Agreement by and between SIMC and the Company of even date herewith (the "ASSET TRANSFER AGREEMENT"); and

   WHEREAS, pursuant to the Asset Transfer Agreement SIMC has agreed to execute an assignment of patents, trademarks and copyrights.

   NOW, THEREFORE, in consideration of the foregoing, as well as for other good and valuable consideration the receipt of which is hereby acknowledged, SIMC hereby sells, assigns, transfers and sets over to the Company, its successors and assigns, such right, title and interest that it may have in and to (i) the Patent Rights and including the rights to recover damages and other compensation for infringement of the Patent Rights and any patents issued in respect thereof, and to file and obtain any continuations, continuations-in-part, substitutions, reissues, extensions, divisions and any reexamination of the Patent Rights and any patents issued in respect thereof; (ii) the Trademarks, together with the goodwill of the business in which the Trademarks are used and which goodwill is symbolized by the Trademarks, and including the rights to recover damages, profits and other compensation for infringement, including past infringement, of the Trademarks and to file and obtain renewals thereof; and (iii) the Copyrights, and all claims, if any, which may have arisen thereunder prior to the date of this Agreement.

   After delivery of this Assignment, SIMC shall upon request of the Company execute and deliver such additional documents and instruments, and perform such additional acts, as may be required to perfect the right, title and interest in and to the Rights acquired by the Company hereunder.


                                                                   June 17, 1998

   IN WITNESS WHEREOF, SIMC has caused this instrument to be executed by its duly authorized officer as of this 5th day of June, 1998.

                             SPACETEC IMC CORPORATION


ATTEST:                      By:  /s/  C. Raymond Boelig
                                  ----------------------
                             Name:  C. Raymond Boelig
___________________________  Title:  President & Chief Operating Officer
                                     -----------------------------------



                                 ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS)
County of   SUFFOLK    )  ss.

   On this 5th day of June, 1998, being duly sworn personally appears before me, the above named, C. Raymond Boelig, known by me to be the one who executed the
                 -----------------
foregoing instrument and subscribed the same in my presence, and acknowledged the same to be his free act and deed on behalf of and as authorized by Spacetec
                                                                       --------
IMC.
---

                                                   /s/ Jeffrey M. Sachs
                                                   --------------------
                                                   Notary Public


                                                                   June 17, 1998

                                   SCHEDULE A
                                   ----------

                        To Assignment Dated June 5, 1998



U.S. Patent Applications:
------------------------


                                     NONE.


Foreign Patent Applications:
---------------------------


                                     NONE.




                                                                   June 17, 1998

                                   SCHEDULE B
                                   ----------

                        To Assignment Dated May __, 1998



U.S. Trademark Registration No.:  2,125,063
------------------------------

Title:    REALLIFE3D

Issue Date:  December 30, 1997

Renewed:

For:


Unregistered Trademarks:
-----------------------


     NAME                   APPLICATION NUMBER            FILING DATE
-----------------------------------------------------------------------
ANIMOTION                        75/395,881               25-Nov-1997
-----------------------------------------------------------------------
CLIP-E-MOTION                    75/395,886               25-Nov-1997
-----------------------------------------------------------------------
DIRECTMOTION                     75/395,882               25-Nov-1997
-----------------------------------------------------------------------
OPENMOTION                       75/395,885               25-Nov-1997
-----------------------------------------------------------------------





                                                                   June 17, 1998

                                  SCHEDULE C
                                  ----------

                        To Assignment Dated June 5, 1998



Copyright Registrations
-----------------------



                                     NONE.


Copyright Applications
----------------------



                                     NONE.






                                                                   June 17, 1998

                                                                       EXHIBIT 4
                                                                       ---------
                            EXCEPTIONS TO GOOD TITLE
                            ------------------------


                                     NONE.
















                                                                   July 17, 1998

                                                                       EXHIBIT 5
                                                                       ---------
                             TRANSFERRED EMPLOYEES
                             ---------------------


Dennis Gain
30 Boren Lane
Boxford, MA 01921

Georges Grinstein
151 Simonds Road
Ashby, MA  01431

J.P. Lee
96 North Street
North Reading, MA  01864

Jeffrey Leger
17 Appaloosa Circle
Tyngsboro, MA  01879

Bradford MacPherson
1 Villa Street, Apt. K
Mansfield, MA  02048

David Southard
137 Page Road
Bedford, MA  01730


Elsie W. Kitchen
Director Human Resources
Spacetec IMC Corporation
Tel. 978-275-6105